Exhibit 99.1

Lantheus to Acquire Evergreen Theragnostics for Upfront Payment of $250 Million to Drive Strategic Evolution into Fully Integrated Radiopharmaceutical Leader

Advances radiopharmaceutical leadership with addition of scalable manufacturing infrastructure and end-to-end clinical development capabilities

Adds OCTEVYTM, a registrational-stage diagnostic asset, targeting neuroendocrine tumors that is complementary to Lantheus’ therapeutic agent, PNT2003

Expands oncology radiopharmaceutical pipeline with multiple clinical and pre-clinical theranostic pairs

Company reaffirms Full-Year and Fourth Quarter, 2024 financial guidance

Company to host conference call on January 28, 2025, at 8:30 AM ET

BEDFORD, Mass., January 28, 2025 – Lantheus Holdings, Inc. (“Lantheus” or the “Company”) (NASDAQ: LNTH), the leading radiopharmaceutical-focused company committed to enabling clinicians to Find, Fight and Follow disease to deliver better patient outcomes, today announced a definitive agreement to acquire Evergreen Theragnostics, Inc. (“Evergreen”), in an all-cash transaction consisting of an upfront payment of $250 million and up to an additional $752.5 million in potential milestone payments. Evergreen is a clinical-stage radiopharmaceutical company engaged in Contract Development and Manufacturing (CDMO) services as well as drug discovery and commercialization of proprietary products.

This transaction is expected to solidify Lantheus’ capabilities as a fully integrated radiopharmaceutical company. The addition of Evergreen’s scalable manufacturing capabilities and infrastructure enhances Lantheus’ ability to meet the complex demands of radiopharmaceutical development and production. The acquisition also expands Lantheus’ oncology diagnostic pipeline by adding both OCTEVY, a registrational-stage PET diagnostic agent for certain neuroendocrine tumors (NETs) that could complement Lantheus’ therapeutic candidate PNT2003, as well as a number of clinical and pre-clinical novel theranostic pairs.

“As Lantheus continues to advance its industry leadership, this transaction, along with the agreement to acquire Life Molecular Imaging, enhances our operations across the radiopharmaceutical value chain,” said Brian Markison, CEO of Lantheus. “With Evergreen’s manufacturing and development capabilities, we become fully integrated and will ultimately make a difference in the lives of more patients. We are pleased to welcome Evergreen’s talented team to Lantheus and are confident that their expertise in radiopharmaceutical theranostics and culture focused on developing new solutions for cancer patients will enrich our organization.”

“Today marks an exciting new chapter for Evergreen as we look to join the Lantheus team,” said James Cook, CEO of Evergreen. “Lantheus’ industry expertise and financial strength will help us bring our innovations to a broad patient population faster and support our mission to improve options for cancer patients through theranostic radiopharmaceuticals. We look forward to benefiting from Lantheus’ experience and resources to further advance our pipeline and continue developing cutting-edge therapies and diagnostics that have the potential to transform patient care. I am very pleased to have our Evergreen team join another industry-leading company with a shared vision.”

Compelling Strategic and Financial Rationale

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Enhanced Radiopharmaceutical Manufacturing Infrastructure: The acquisition advances Lantheus’ capabilities with the addition of Evergreen’s radioligand therapy (RLT) manufacturing infrastructure, including a revenue-generating CDMO business. Evergreen’s ability to work with a variety of diagnostic and therapeutic isotopes will enhance Lantheus’ ability to address the complexities of radiopharmaceutical development and production. Internalizing this infrastructure will enable Lantheus to develop technical and operational expertise, supply its clinical trials, scale manufacturing for commercial launches, mitigate third party risk, and support long-term growth.

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Adds Near-Term Revenue with OCTEVY, which Complements PNT2003 Commercialization: Acquiring OCTEVY, a registrational-stage diagnostic imaging agent, provides Lantheus with additional growth potential while expanding its presence in NETs. Subject to FDA approval, OCTEVY is expected to be indicated for use with positron emission tomography (PET) for localization of somatostatin receptor-positive NETs in adult and pediatric patients. OCTEVY and Lantheus’ PNT2003 could be used as a theranostic pair.

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Advanced Early Development Capabilities: Evergreen brings a fully integrated drug discovery and early-stage clinical development platform, promising early-stage oncology assets, and a highly skilled team that can generate novel targets and advance promising radiotherapeutic programs.

Additional Transaction Details

Under the terms of the agreement, Lantheus will pay an upfront amount of $250 million, payable in cash at closing, and up to $752.5 million in development and sales milestones related to OCTEVY and Evergreen’s clinical and pre-clinical pipeline. The transaction has been approved by the Boards of Directors of both companies and is expected to close in the second half of 2025, subject to customary closing conditions, including regulatory clearances.

Company Reaffirms Full Year 2024 Financial Guidance

Guidance Issued November 6, 2024
FY 2024 Revenue	$1.51 billion - $1.52 billion
FY 2024 Adjusted Fully Diluted EPS	$6.65 - $6.70

Advisors

Solomon Partners Securities, LLC acted as financial advisor to Lantheus in this transaction, while Cooley LLP and Ropes & Gray LLP acted as legal advisors, and Ernst & Young LLP acted as financial and tax advisor.

Centerview Partners LLC acted as financial advisor to Evergreen, while Skadden, Arps, Slate, Meagher & Flom LLP and Lowenstein Sandler LLP acted as legal advisors, and Grant Thornton Advisors LLC acted as tax advisor.

Conference Call and Webcast Details

Lantheus will hold a conference call on Tuesday, January 28, 2025, at 8:30 AM ET. To access the live conference via webcast, please register here. A replay will be available after the conclusion of the call on Lantheus’ investor website at: https://investor.lantheus.com/news-events/calendar-of-events.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.

About Lantheus

Lantheus is the leading radiopharmaceutical-focused company, delivering life-changing science to enable clinicians to Find, Fight and Follow disease to deliver better patient outcomes. Headquartered in Massachusetts with offices in Canada and Sweden, Lantheus has been providing radiopharmaceutical solutions for more than 65 years. For more information, visit www.lantheus.com.

About Evergreen Theragnostics, Inc.

Evergreen Theragnostics is focused on improving the available options for cancer patients using radiopharmaceuticals. The company is engaged in Contract Development and Manufacturing (CDMO) services as well as drug discovery and commercialization of proprietary products. Evergreen is headquartered in Springfield, NJ in a state-of-the-art GMP radiopharmaceutical facility. The company was founded in 2019 by a team that brings a strong track record in theranostic radiopharmaceutical manufacturing, research, and clinical development. For more information, please visit www.evergreentgn.com.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by their use of terms such as “continue,” “may,” “poised,” “potential,” “will,” and other similar terms and include, among other things, statements about the potential benefits and results of the acquisition; the anticipated timing of the closing of the acquisition; the potential regulatory approval of OCTEVYTM; the potential for OCTEVYTM and PNT2003 to be used as a theranostic pair; and Evergreen’s ability to generate novel radiotherapeutic programs. Such forward-looking statements are based upon current plans, estimates and expectations that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements include: Lantheus’ and Evergreen’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of Evergreen’s and Lantheus’ management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk that Evergreen’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that Evergreen may be unable to obtain regulatory approval for OCTEVYTM on the timeframe anticipated, or at all, or that Evergreen may be unable to obtain regulatory approvals of any of its other product candidates in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Lantheus’ common stock; the possibility that, if Lantheus does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Lantheus’ common stock could decline; potential litigation associated with the possible acquisition; and the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q).

Contacts:

Mark Kinarney

Vice President, Investor Relations

978-671-8842

ir@lantheus.com

Melissa Downs

Senior Director, External Communications

646-975-2533

media@lantheus.com